Exhibit 99.1

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

We have been furnished with a copy of the response to item 4.02(b) of Form 8-K for the event that occurred on January 27, 2005, to be filed by our client, COMC, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO Seidman, LLP
BDO Seidman, LLP

San Jose, California
February 1, 2005